SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 8, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                90023
  (Address  of  Principal  Executive  Offices)                (Zip  Code)


  Registrant's telephone number, including area code:  (323) 980-8145

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.     Description

          99.1            Press release dated July 8, 2004


ITEM 12. Results of Operations and Financial Condition

     On July 8, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing its sales results for the quarter ended June 30, 2004. A copy of the July 8, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          99(CENT)ONLY STORES


Date:  July 8, 2004                       By:  /S/ ANDREW FARINA

                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Press release dated July 8, 2004